UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023

SR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-270489	92-2601722
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

220 West Union Avenue, Bound Brook, New Jersey	08805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 560-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On July 13, 2023, SR Bancorp, Inc., a Maryland corporation (“SR Bancorp”), and Somerset Savings Bank, SLA (the “Bank”) entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist in the marketing of SR Bancorp’s common stock during SR Bancorp’s stock offering in connection with the Bank’s pending conversion from the mutual to stock holding company (the “Conversion”).

For its marketing agent services in the subscription and community offering, KBW will receive at the closing of the stock offering a fee of 1.0% of the aggregate purchase price of the shares of common stock sold in the subscription offering, excluding shares to be issued to the charitable foundation to be established and funded as a part of the Conversion. If SR Bancorp conducts a syndicated community offering, the Company will pay a fee of 6.0% of the aggregate dollar amount of common stock sold in the syndicated community offering.

In addition, KBW will receive a fee of $30,000 for conversion agent and data processing records management agent, as well as reimbursements for out-of-pocket expenses and legal expenses related to its marketing agent services and its conversion agent and records manager services.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-270489) filed by SR Bancorp under the Securities Act of 1933, as amended, and a related prospectus dated July 13, 2023.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Description

1.1	Agency Agreement dated July 13, 2023, by and among the SR Bancorp, Inc., Somerset Savings Bank, SLA and Keefe, Bruyette & Woods, Inc. (exhibit omitted)

104.1	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SR BANCORP, INC.

DATE: July 14, 2023	By:	/s/ William P. Taylor
William P. Taylor
Chairman of the Board and Chief Executive Officer